                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

         Filed by the Registrant   x
         Filed by a Party other than the Registrant __

         Check the appropriate box:
          x   Preliminary Proxy Statement       __ Confidential, For Use of the
         ---                                       Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
         __ Definitive Proxy Statement
         __ Definitive Additional Materials
         __ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Oak Hill Sportswear Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
           x  No fee required.
           __ Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
               0-11.
              (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
              (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
              (5) Total fee paid:

--------------------------------------------------------------------------------
             __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1) Amount previously paid:

--------------------------------------------------------------------------------
            (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
            (3) Filing Party:

--------------------------------------------------------------------------------
            (4) Date Filed:

--------------------------------------------------------------------------------

Preliminary Proxy Material -
For Use of Securities and Exchange Commission Only

                         OAK HILL SPORTSWEAR CORPORATION
                                  1411 Broadway
                            New York, New York 10018

                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           --------------------------

Dear Shareholder:

         A Special Meeting of Shareholders of Oak Hill Sportswear Corporation will be held at the offices of Joseph Greenberger, Esq., 1370 Avenue of the Americas, 27th floor, New York, New York 10019 on Thursday, February 12, 1998, at 12:30 p.m., to consider proposals to:

                  (1) change the Company's corporate name to REXX Environmental Corporation, and

                  (2) amend the Company's Non-Qualified Stock Option Plan, and to

                  (3) act upon such other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on January 6, 1998 as the record date for determining shareholders entitled to notice of and to vote at the meeting.



                                                              Joseph Greenberger
                                                                      Secretary

January 9, 1998

                             YOUR VOTE IS IMPORTANT

                 Whether or not you plan to attend the meeting,
               please sign and return the accompanying proxy card.

Preliminary Proxy Material -
For Use of Securities and Exchange Commission Only


                         OAK HILL SPORTSWEAR CORPORATION
                                  1411 Broadway
                            New York, New York 10018
                                 --------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                February 12, 1998

Introduction

                  Proxies in the form enclosed are solicited by the management of Oak Hill Sportswear Corporation (the "Company") for use at the Special Meeting of Shareholders (the "Special Meeting") scheduled to be held on February 12, 1998. All properly executed proxies received prior to or at the meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted FOR the change of the Company's corporate name to REXX Environmental Corporation (see, "Approval of Name Change," Item 1, below), FOR approval of amendments to the Company's Non-Qualified Stock Option Plan (see, "Approval of Amendments to the Company's Non-Qualified Stock Option Plan,"Item 2, below) and, if other matters properly come before the meeting, in the discretion of either of the persons named in the proxy.

Shares Entitled to Vote

                  Holders of record of Common Stock at the close of business on January 6, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. On that date, there were 2,467,576 shares of Common Stock, $.02 par value, outstanding, each entitled to one vote. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed on or about January 9,1998, to all holders of record of Common Stock on the Record Date.

Proxies and Revocation of Proxies

                  Execution and delivery of a proxy card will not affect a shareholder's right to attend the Special Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by presentation of a later dated proxy or by attending the Special Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Special Meeting, however, will not in and of itself revoke a proxy.

                  A shareholder who is a beneficial owner, but not a registered owner, as of the Record Date, cannot vote his or her shares except by the shareholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or the shareholder attending the Meeting with a proxy or other authorization to vote from the registered owner and voting.

                  No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, banks, and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. In addition to the solicitation by mail, solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and a few regular employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                        PRINCIPAL HOLDERS OF COMMON STOCK

                  The following are believed by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, as of December 22, 1997:

                                                       Number of                        Percent of
             Name and Address                           Shares                          Outstanding
             ----------------                           ------                          -----------
Arthur L. Asch                                        515,951(1)                         20.58%(1)
1411 Broadway
New York, New York 10018

Daren J. Barone                                         200,000                            8.11%
c/o Watkins Contracting, Inc.
8690 Aero Drive, Suite M327
San Diego, CA 92123

Greg S. Watkins                                         200,000                            8.11%
c/o Watkins Contracting, Inc.
8690 Aero Drive, Suite M327
San Diego, CA 92123

   Directors and executive officers                     599,118(1)(2)                     23.54%(1)(2)
   as a group (5 persons)

-------------------
   (1) Includes 25,000 shares held by Mr. Asch's wife in which he disclaims beneficial ownership. Also includes 40,000 shares underlying options which become exercisable within sixty days, and excludes 30,000 additional shares underlying options not exercisable within sixty days.

   (2) Includes 42,167 shares underlying options which become exercisable within sixty days held by an executive officer other than Arthur L. Asch.


   ITEM 1 -- APPROVAL OF NAME CHANGE

            Effective June 30, 1995, the Company sold its Sportswear Division. On October 21, 1997, it acquired all the outstanding shares of Watkins Contracting Inc. ("WCI"), an environmental remediation contractor. WCI provides asbestos abatement, hazardous materials and soil remediation and demolition services, primarily in California, to commercial and governmental clients. Since the Company's present corporate name is no longer reflective of its current business operations, the Board, subject to shareholder approval at the Special Meeting, decided on December 3, 1997 to amend its certificate of incorporation to effect a change of its corporate name to REXX Environmental Corporation (the "Name Change Amendment"). Management anticipates that, if the shareholders approve the Name Change Amendment, the Company's Nasdaq trading symbol will be "REXX." The Board recommends that the shareholders vote in favor of the Name Change Amendment. The affirmative vote of a majority of the outstanding shares entitled to vote at the Special Meeting is necessary to approve such Amendment.

ITEM 2 --         APPROVAL OF AMENDMENTS TO THE COMPANY'S NON-QUALIFIED
                  STOCK OPTION PLAN

Proposal to Amend the NQO Plan

                  The Company has a Non-Qualified Stock Option Plan ("NQO Plan") which terminates on October 11, 2004. There are no shares presently available for the grant of options under the NQO Plan. At the Special Meeting, shareholders will be asked to approve amendments (the "NQO Plan Amendments") to the NQO Plan (1) reserving from the Company's authorized but unissued shares of Common Stock 250,000 shares for issuance on exercise of options which may be granted under the Plan, (2) increasing the maximum number of shares for which a person may receive options under the Plan from 100,000 shares to 150,000 shares, and (3) adding the incentive to key employees of any business which the Company acquires or in which it acquires an interest to continue in its employ, by the grants of options under the Plan to such employees, as a purpose of the Plan. The Amendments were approved by the Board of Directors, subject to shareholder approval, on December 3, 1997. The affirmative vote of a majority of the shares entitled to vote at the Special Meeting is necessary to approve the NQO Plan Amendments.

                  Arthur L. Asch and Michael A. Asch, who are directors and executive officers of the Company, hold options for 70,000 shares and 84,000 shares, respectively, and the NQO Plan Amendments, if approved by the shareholders, will increase the maximum number of additional shares for which they potentially may be granted options under the Plan from 30,000 shares and 16,000 shares, respectively, to 80,000 shares and 66,000 shares, respectively. See, "Maximum Option Grants," below. An option for 15,000 shares which was automatically granted to Brian A. Wasserman when he was elected a director by the Board on December 3, 1997 is, to the extent of 750 shares, subject to the shareholders' approval of the NQO Plan

Amendments, and an option for 15,000 shares granted to James L. Hochfelder when he was elected a director by the Board on December 19, 1997 is, to the extent of 5,000 shares, subject to such approval. See "Certain Automatic Grants," below.

Summary of the NQO Plan

                  The following summarizes the material features of the NQO
Plan.

                  Purposes. The purpose of the NQO Plan is to provide a continuing, long-term incentive to officers, directors and selected employees of the Company and any subsidiary of the Company so that it may be able to continue to hire and retain qualified personnel. If the NQO Plan Amendments are approved by the shareholders, the incentive to key employees of any business which the Company acquires or in which it acquires an interest to continue in its employ, by the grants of options to such employees under the Plan, will be an additional purpose of the Plan.

                  Number of Shares Covered by the NQO Plan. Although 199,250 shares of Common Stock were made available for issuance on the exercise of options available for grants under the NQO Plan when the shareholders approved the Plan, there are presently no shares available for the grant of new options under the Plan. Giving effect to the proposed NQO Plan Amendments and the options granted to Mr. Wasserman and Mr. Hochfelder thereunder (see, "Proposal to Amend the NQO Plan," above), there will be 244,250 shares available for the issuance of options under the NQO Plan. However, the shares subject to any outstanding options that terminate without exercise will, in addition, be available for future grants.

                  Maximum Option Grants. Without giving effect to the NQO Plan Amendments, no one person may receive options to purchase in excess of 100,000 shares under the Plan; giving effect to such Amendments, no person may receive options to purchase in excess of 150,000 shares under the Plan.

                  Administration. The NQO Plan is administered by the Company's Stock Option Committee (the "Committee"), which consists of not less than three members of the Board, and is to consist of not less than the minimum number of persons from time to time required by Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule or regulation thereto as in effect from time to time ("Rule 16b-3") and Section 162(m) of the Internal Revenue Code of 1996, as amended (the "Code"), each of whom, to the extent necessary to comply with Rule 16b-3 and Section 162(m) of the Code only, is intended to be a "disinterested person" within the meaning of rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code; provided that, the mere fact that a Committee member shall fail to qualify under either of these requirements shall not invalidate any award made by the Committee which award is otherwise validly made under this Plan. The interpretations and constructions by the Committee of any provisions of the Plan and of options granted thereunder, and such determinations of the Committee as it deems appropriate for the administration of the Plan and of options granted thereunder, are final and conclusive on all persons having any interest thereunder. The present members of the Committee are Joseph Greenberger, James
L. Hochfelder and Brian A. Wasserman.

                  The Committee has the authority, in its discretion and subject to the express provisions of the Plan, to determine the individuals to receive options, the time when they will receive such options, the purchase price and the number of shares which will be subject to each option, and the other terms and provisions of the respective options (which need not be identical).

                  Eligibility and Extent of Participation. Options may be granted to directors and selected key employees of the Company and its subsidiaries. As of December 22, 1997, approximately 20 individuals were eligible to receive options, and options were held by eight individuals. Subject to the terms of the NQO Plan, the Committee has full and final authority to determine the persons who are to be granted options under the Plan and the number of shares subject to each option.

                  Certain Automatic Grants. Under the Company's NQO Plan, a director receives an automatic grant of an option, on his first election as a director, to purchase 15,000 shares at a price equal to the market value of the shares at the date of grant in three cumulative annual installments commencing one year after the date of grant.

                  Purchase Price, Period and Exercise of Options. The purchase price for each share issuable upon exercise of an option is to be determined by the Committee, but may not be less than 50% of the fair market value of such shares on the date the option is granted. The purchase price for the shares issued upon exercise of options may be paid in cash, the Company's common stock or a combination thereof.

                  An option may be exercisable in such amounts and at such times as may be determined by the Committee at the time of grant of such option. Options may be exercisable immediately, but shall not be exercisable more than five years from the date of grant of such options. To the extent that an option is not exercised within the period of exercisability fixed by the Committee, it will expire as to the then unexercised part.

                  Transfer of Options; Early Expiration. Options are non-transferable, except by will or by the laws of descent and distribution. To the extent that options remain exercisable at the time any optionee's employment with, or term as a director of, the Company or its subsidiary terminates, such options expire ninety days after death or termination because of disability and ten days after termination for any other cause.

                  Adjustment of Shares. If any change is made in the shares subject to the NQO Plan, or subject to any option granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, rights offerings, change in the corporate structure of the Company, or otherwise, such adjustment shall be made as to the maximum number of shares subject to the Plan, and the number of shares and prices per share of stock subject to outstanding options as the Committee may deem appropriate.

                  Amendments to, and Termination of, the NQO Plan. The Company's Board of Directors may from time to time make such amendments to the NQO Plan as it may deem proper and in the best interests of the Company, provided that no amendment shall be made which would impair, without the consent of the applicable option holders, any option theretofore granted under the Plan or deprive any option holder of any shares which he may have acquired through or as a result of the Plan or without shareholder approval to increase the number of shares subject to options under the Plan.

The Plan may be terminated at any time by the Company's Board of Directors except with respect to options then outstanding under the Plan. Otherwise, it shall terminate on October 11, 2004, except with respect to options then outstanding.

                  Federal Income Tax Consequences. The following summary of the Federal income tax consequences of the grant and exercise of options, and the disposition of shares purchased pursuant to the exercise of options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it deal with state and local tax considerations.

                  No tax obligation will arise for the optionee or the Company upon the granting of options under the NQO Plan. Upon exercise of an option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee (i) provided that applicable federal income tax withholding requirements are satisfied and (ii) subject to the possible limitations on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, of compensation paid to executives designated by that section. The optionee's tax basis in the underlying shares of Common Stock acquired by exercise of the option will equal the exercise price plus the amount taxable as compensation to the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company.

                  The payment by an optionee of the exercise price, in full or in part, with previously acquired shares of common stock will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares of common stock to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

Options Granted and Exercised Under the NQO Plan

                  No option was granted to or exercised under the NQO Plan by any executive officer of the Company during its fiscal year ended December 31, 1997. Aaron W. Weingarten, a director until his resignation on December 3, 1997, exercised an option for 5,000 shares on December 11, 1997, and the balance of his option for 10,000 shares expired. Kenneth S. Roth, a director until his resignation on December 19, 1997, exercised an option for 5,000 shares on December 22, 1997, and the balance of his option for 10,000 shares expired. Two directors elected in 1997 received automatic option grants on their election. See, "Proposal to Amend the NQO Plan," above. All current executive officers as a group hold options for 154,000 shares under the NQO Plan, and all current directors who are not executive officers hold options for 30,000 shares under the Plan.

Change-in-Control Arrangements

                  Options granted in 1995 under the NQO Plan to Arthur L. Asch for 40,000 shares and to Michael A. Asch for 34,000 shares provide that if, during the period of their employment with the Company, there should be a change in control (as defined in the grant) of the Company, vesting is accelerated and therefore the full balance of the options (to the extent not previously exercised) may be exercised by the holder until the earlier to occur of October 11, 1999 and fifteen days following the change of control.

Executive Compensation

                  The following table summarizes for the Company's fiscal year ended December 31, 1997 and for the two prior fiscal years, compensation earned by the Chief Executive Officer and each executive officer of the Company who served in such capacity in its fiscal year ended December 31, 1997 and whose total annual compensation exceeded $100,000 in the fiscal year.

                           Summary Compensation Table

                                                                                                   Long Term
                                          Annual Compensation                                 Compensation Awards
                  --------------------------------------------------------------    ------------------------------------------------
                                                                     Other Annual            Securities           All Other
Name and          Year           Salary            Bonus           Compensation (1)          Underlying         Compensation(2)
--------          ----           ------            -----           ----------------           Options           ------------
Position                          ($)               ($)                  ($)                  -------
--------                          ---               ---                  ---
                                                                                            (#)
Arthur L.         1997          $ 50,000(3)        $120,000         $    ---                    ---                 $1,820
Asch              1996          $ 50,000(3)        $  ---           $    ---                  30,000                $2,400
(Chief            1995          $300,404(3)        $  ---           $    ---                    ---                 $8,400
Executive
Officer)

Michael           1997          $215,000(4)        $  ---           $    ---                    ---                 $8,400
A. Asch           1996          $ 25,000(4)        $  ---           $    ---                  50,000                $  900
(Chief            1995          $129,846(4)        $  ---           $    ---                    ---                 $7,191
Operating
and Chief
Financial
Officer)

___________________________


         (1) No executive officer's perquisites equaled or exceeded the lesser of $50,000 or 10% of his cash compensation.

         (2) Represents amounts paid under the Company's defined contribution pension and profit sharing plans.

         (3) Until July 24, 1995, when the sale of the Company's Sportswear Division was consummated, Arthur L. Asch was compensated by the Company at the rate of $500,000 per year, and he was compensated by the new owner of the Sportswear Division from July 25, 1995 through December 31, 1997 at the rate of $450,000 per year. As negotiated in connection with the sale of the Sportswear Division, from July 25, 1995 through December 31, 1997 he was compensated by the Company at the rate of $50,000 per year.

         (4) Until July 24, 1995, the Company compensated Michael A. Asch at the rate of $215,000 per year, and he was compensated by the new owner of the Sportswear Division from July 25, 1995 through December 31, 1996 at the rate of $165,000 per year. As negotiated in connection with the sale of the Sportswear Division, from July 25, 1995 through December 31, 1996 he was compensated by the Company at the rate of $25,000 per year.

Deferred Compensation Plans

                  The Company has non-contributory defined contribution pension and profit sharing plans covering certain employees (including executive officers) of the Company, and WCI has a matching contribution 401(k) retirement plan covering certain employees (including its executive officers) of WCI. Neither the Company nor WCI has a defined benefit or actuarial plan.

Compensation of Directors

                  A non-employee director receives an option for 15,000 shares on his first election as a director. See, "Proposal to Amend the NQO Plan" and "Summary of the NQO Plan - Certain Automatic Grants," above. In addition, James
L. Hochfelder and Brian A. Wasserman, as non-officer directors, receive a director's fee of $10,000 a year.

Compensation Interlocks and Insider Participation

                  Until December 19, 1997, the Board had no separate Compensation Committee, and the Board performed the function of a Compensation Committee. On December 19, 1997, the Board established a Compensation Committee, and elected Michael A. Asch, James L. Hochfelder and Brian A. Wasserman as members of the Committee. Two directors, Arthur L. Asch and Michael A. Asch, are compensated executive officers and employees of the Company. All directors participated in the deliberations of the Board with respect to its compensation actions in 1997, except that neither Arthur L. Asch nor Michael A. Asch voted with respect to the Board's action on his own compensation or bonus. Arthur L. Asch is the father of Michael A. Asch. Messrs. Asch, as members of the Board's Nominating Committee, recommend all nominees for election or re-election as directors. Joseph Greenberger, a director, serves as corporate counsel to the Company, and for the services of his law firm, Greenberger & Forman, in 1997 it earned approximately $_________ for regular legal services to the Company and for legal services in connection with its acquisition of WCI. The Company expects to incur fees of $________ to Mr. Greenberger for his regular legal services to the Company during 1998.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

                  Shareholders may present proposals for inclusion in the Company's Proxy Statement for its 1998 Annual Meeting of Shareholders provided they are received by the Company at its principal executive offices no later than January 19, 1998 and are in compliance with applicable regulations of the Securities and Exchange Commission.


Dated: January 6, 1998

Preliminary Proxy Material -
For Use of Securities and Exchange Commission Only

                         OAK HILL SPORTSWEAR CORPORATION
           This Proxy is Solicited on Behalf of the Board of Directors


                  The undersigned hereby appoints Arthur L. Asch and Michael A. Asch as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oak Hill Sportswear Corporation held of record by the undersigned on January 6, 1998 at the Special Meeting of Shareholders to be held on February 12, 1998 and any adjournment thereof.


1.       Change of corporate name to REXX Environmental Corporation

[_]      FOR              [_]     AGAINST                  [_]      ABSTAIN



2.       Approve amendments to the Company's Non-Qualified Stock Option
         Plan

[_]      FOR              [_]     AGAINST                  [_]      ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




                     (Please date and sign on reverse side)

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR the proposal to change the Company's corporate name, and FOR the proposal to amend the Company's Non-Qualified Stock Option Plan.

                  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                  Please sign exactly as name appears herein.






                                              __________________________________
                                                        (Signature)





                                              __________________________________
                                                  (Signature, if held jointly)


                                              Dated:______________________, 1998




                                              PLEASE MARK, SIGN, DATE AND
                                              RETURN THIS PROXY CARD PROMPTLY
                                              USING THE ENCLOSED ENVELOPE.